UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 — June 30, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|10

Semiannual report

Putnam VT
American Government
Income Fund

Putnam
INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

Putnam Investments is pleased to provide this midyear report to shareholders of Putnam Variable Trust. For your benefit, and to help reduce Putnam’s environmental impact, you will now receive reports only for the funds you own. Information on other funds in Putnam Variable Trust is available on putnam.com.

A number of developments weighed on U.S. and global markets in recent months. European debt woes, hints of an economic slowdown in China, and skepticism over the durability of the U.S. recovery have caused unwelcome volatility. Compared with 2009’s sharp rebound, today’s investment environment requires a greater degree of investment skill, innovation, and expertise. We believe these attributes form the very core of Putnam’s analytic, active-management approach. It is important to recognize that volatility is not new to the markets. Patient investors know that these periods often present opportunities for market advances. With this in mind, we encourage you to focus on portfolio diversification and rely on the expertise of your financial advisor.

In other developments, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who recently retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

As always, thank you for choosing Putnam.

Performance Summary (as of 6/30/10)

Investment objective

High current income with preservation of capital as its secondary objective

Net asset value June 30, 2010
Class IA: $12.61	Class IB: $12.59

Total return at net asset value
(as of 6/30/10)	Class IA shares*	Class IB shares*

6 months	4.76%	4.74%

1 year	14.30	14.03

5 years	42.97	41.32
Annualized	7.41	7.16

10 years	91.02	86.57
Annualized	6.69	6.43

Life	99.81	95.15
Annualized	6.87	6.63

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 2000.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Credit quality
P-1	11.2%

Aaa	75.8%

A	0.1%

Baa	2.0%

Ba	0.1%

B	1.5%

Not Rated	9.3%

Portfolio composition will vary over time. Allocations are represented as a percentage of net assets. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 6/30/10 and may not reflect trades entered into on that date.

Credit qualities are shown as a percentage of net assets as of 6/30/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes cash bonds and cash, and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments. Rated derivatives are shown in the applicable Moody’s category. Unrated derivatives are shown in the not-rated category. If the aggregate market value of unrated cash bonds plus unrealized losses on unrated derivatives is negative, the sum will be expressed as 0.0% for the not-rated category.

Putnam VT American Government Income Fund 1

Report from your fund’s managers

How did the fund perform for the six months ended June 30, 2010?

For the semiannual period, Putnam VT American Government Income Fund’s class IA shares returned 4.76% at net asset value. Security selection was the primary driver of underperformance.

How would you characterize the market environment for fixed income during the period?

After a broad-based recovery and rally across fixed-income sectors in 2009, concerns emerged about the strength of the global economic recovery in 2010. European markets were thrown into turmoil over growing government debt issues in some smaller eurozone countries. Despite these worries, fixed-income markets continued to advance, as all spread sectors outpaced duration-adjusted Treasuries through April.

Investors’ appetite for risk decreased in May as global equity markets sold off, concerns mounted about the outlook for the European economy, and the recovery showed signs of slowing. With investors seeking a safe haven, U.S. Treasury yields fell and their prices rose, and spreads on most non-government-supported sectors widened. Throughout the period, the U.S. government managed a delicate balancing act of winding down policies aimed at fostering market stability and investor confidence, without endangering a nascent recovery.

Which strategies affected performance?

Our prepayment-sensitive securities continued to benefit the portfolio during the period. Their effect was diminished by our term-structure positioning — which seeks to gain alpha through movement in interest rates. Among the strategies that contributed to performance, prepayment strategies in agency mortgages, specifically exposure to interest-only collateralized mortgage obligations (CMOs), added value as prepayment rates remained slower than model estimates, and spreads tightened as investors re-entered the market and liquidity improved. The sector rallied significantly throughout the first quarter of the year. Although agency CMOs saw some volatility through the second quarter, the sector proved to be an overall benefit to the fund. As for detractors, term-structure strategies had a negative impact on relative returns. While our flattening yield curve bias in the United States was beneficial, our overall short-duration stance resulted in returns that significantly lagged the index as rates fell across the curve and prices rose.

What is your outlook?

The U.S. economic recovery is likely to continue, but at a more tempered pace as the effects provided by inventory rebuilding fade. The recovery has been weaker than is typical after such a sharp downturn, but better than what seemed likely six months ago.

Significant economic head winds remain, however. Policy stimulus is gradually being withdrawn, and households’ access to credit remains constrained. With inflation low and declining, and with deflation a non-trivial risk, we believe the Federal Reserve Board is likely to keep interest rates very low for a considerable time. The key question is whether Europe’s sovereign debt crisis will threaten this view, but we believe it is unlikely.

Our view on the future direction of interest rates remains neutral. We think core inflation will stay very low in coming months, yet the forthcoming wave of sovereign-debt issuance required to fund soaring budget deficits, both in the United States and abroad, may prompt investors to demand higher yields. Growing concerns about the creditworthiness of the most indebted countries — concerns to which the United States is not immune — will add further upward pressure on rates. But while Treasury valuations seem stretched, we are reluctant to be underweight at a time of such uncertainty.

With regard to our prepayment strategies, we will remain underweight Ginnie Mae pass-throughs, as spreads remain tight, in favor of interest-only CMOs. In our view, these securities will continue to perform well as prepayments remain slower than model estimates. As the sector has rallied, we have modestly reduced our position. We will continue to monitor the sector and adjust our exposure accordingly.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Current and future portfolio holdings are subject to risk.

Your fund’s managers

Portfolio Manager Rob Bloemker is Head of Fixed Income at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Rob, your fund’s portfolio managers are Daniel Choquette and Michael Salm.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT American Government Income Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2010, to June 30, 2010. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/10		for the 6 months ended 6/30/10

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.10	$4.37	$3.06	$4.31

Ending
value (after
expenses)	$1,047.60	$1,047.40	$1,021.77	$1,020.53

Annualized
expense ratio†	0.61%	0.86%	0.61%	0.86%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/10. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† Excludes the impact of a current period revision to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.02% of average net assets for the six months ended June 30, 2010.

Putnam VT American Government Income Fund 3

The fund’s portfolio 6/30/10 (Unaudited)

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (45.9%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (34.6%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from April 15, 2028
to July 20, 2036	$337,368	$373,150
6s, with due dates from April 15, 2028
to November 20, 2038	1,241,118	1,355,267
5 1/2s, April 20, 2038	1,955,907	2,112,456
5s, with due dates from March 20, 2040 to
April 20, 2040	45,011,391	47,935,372
5s, TBA, July 1, 2040	1,600,000	1,700,250

		53,476,495
U.S. Government Agency Mortgage Obligations (11.3%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030
to July 1, 2031	87,303	99,684
7 1/2s, October 1, 2014	12,038	12,844
7s, with due dates from November 1, 2026 to
May 1, 2032	1,181,715	1,325,009
6s, with due dates from May 1, 2021 to
August 1, 2021	151,977	166,034
5 1/2s, December 1, 2033	326,700	351,752
5 1/2s, October 1, 2018	206,611	224,181
5s, with due dates from May 1, 2018 to
November 1, 2018	2,726,530	2,926,598

Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from October 1, 2029
to November 1, 2030	102,067	116,311
7s, with due dates from December 1, 2028
to December 1, 2035	2,031,902	2,273,502
6 1/2s, September 1, 2036	186,135	204,421
6s, July 1, 2021	843,312	920,825
5 1/2s, with due dates from June 1, 2014
to January 1, 2021	1,738,946	1,886,171
5s, February 1, 2039	452,975	479,852
4 1/2s, April 1, 2039	277,773	288,396
4 1/2s, TBA, July 1, 2040	6,000,000	6,217,969

		17,493,549
Total U.S. government and agency mortgage
obligations (cost $68,973,626)		$70,970,044

U.S. TREASURY OBLIGATIONS (37.2%)*	Principal amount	Value

U.S. Treasury Inflation Protected Notes [i]
2.5s, July 15, 2016	$173,782	$195,397
2.375s, April 15, 2011	168,029	171,672
1.75s, January 15, 2028	1,024,902	1,050,730

U.S. Treasury Bonds
7 1/8s, February 15, 2023	3,076,000	4,260,020
6 7/8s, August 15, 2025	3,866,000	5,366,491
6 1/4s, May 15, 2030 ##	6,505,000	8,800,553
6 1/4s, August 15, 2023	4,440,000	5,757,778
6s, February 15, 2026	4,000,000	5,155,938
5 1/2s, August 15, 2028	3,075,000	3,802,910
5 1/4s, February 15, 2029	6,852,000	8,249,165
5 1/4s, November 15, 2028	3,805,000	4,581,161
4 1/2s, August 15, 2039 ##	2,518,000	2,774,128
4 1/2s, February 15, 2036	3,077,000	3,400,566
4 3/8s, February 15, 2038	3,086,000	3,337,702

U.S. TREASURY OBLIGATIONS (37.2%)* cont.	Principal amount	Value

U.S. Treasury Bonds [i]
1.75s, January 31, 2014	$54,000	$55,296
0.875s, March 31, 2011	261,000	262,696
0.875s, May 31, 2011	330,000	331,851

Total U.S. treasury obligations (cost $53,216,664)		$57,554,054

MORTGAGE-BACKED SECURITIES (17.7%)*	Principal amount	Value

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	$139,719	$121,555
Ser. 06-R1, Class AS, IO, 5.537s, 2036	96,760	10,462
FRB Ser. 06-R2, Class AS, IO, 5.397s, 2036	441,907	45,296
IFB Ser. 05-R2, Class 1AS, IO, 5.214s, 2035	1,350,734	168,949
FRB Ser. 04-R2, Class 1AF1, 0.767s, 2034	48,102	38,722

Fannie Mae
IFB Ser. 07-75, Class JS, 49.582s, 2037	107,847	194,513
IFB Ser. 06-62, Class PS, 37.817s, 2036	277,031	485,219
IFB Ser. 07-30, Class FS, 28.219s, 2037	128,187	194,470
IFB Ser. 06-49, Class SE, 27.611s, 2036	182,176	277,026
IFB Ser. 05-25, Class PS, 26.632s, 2035	59,330	94,701
IFB Ser. 06-115, Class ES, 25.171s, 2036	72,751	108,165
IFB Ser. 06-8, Class HP, 23.294s, 2036	161,072	240,349
IFB Ser. 05-99, Class SA, 23.294s, 2035	110,123	157,149
IFB Ser. 05-74, Class DM, 23.11s, 2035	195,152	290,026
IFB Ser. 05-45, Class DC, 23.037s, 2035	53,606	80,248
IFB Ser. 08-24, Class SP, 22.01s, 2038	1,090,794	1,581,620
IFB Ser. 05-122, Class SC, 21.885s, 2035	333,597	469,724
IFB Ser. 05-106, Class JC, 19.047s, 2035	153,616	213,959
IFB Ser. 05-83, Class QP, 16.491s, 2034	79,779	105,750
IFB Ser. 05-66, Class SL, 15.707s, 2035	317,475	397,796
FRB Ser. 03-W6, Class PT1, 9.906s, 2042	205,522	250,994
IFB Ser. 04-24, Class CS, IO, 6.803s, 2034	626,950	109,392
IFB Ser. 04-40, Class KS, IO, 6.703s, 2034	1,767,471	313,903
IFB Ser. 05-48, Class SM, IO, 6.453s, 2034	144,927	19,171
IFB Ser. 07-54, Class CI, IO, 6.413s, 2037	523,255	78,779
IFB Ser. 07-28, Class SE, IO, 6.403s, 2037	580,479	87,010
IFB Ser. 07-24, Class SD, IO, 6.403s, 2037	129,410	17,560
IFB Ser. 05-90, Class GS, IO, 6.403s, 2035	61,698	9,383
IFB Ser. 05-90, Class SP, IO, 6.403s, 2035	303,821	41,367
IFB Ser. 05-18, Class SK, IO, 6.403s, 2035	56,178	5,155
IFB Ser. 07-30, Class IE, IO, 6.393s, 2037	86,544	15,645
IFB Ser. 06-123, Class CI, IO, 6.393s, 2037	943,361	137,429
IFB Ser. 06-43, Class JS, IO, 6.353s, 2036	1,682,921	263,983
IFB Ser. 06-36, Class SP, IO, 6.353s, 2036	134,116	17,106
IFB Ser. 06-23, Class SP, IO, 6.353s, 2036	647,433	95,076
IFB Ser. 06-16, Class SM, IO, 6.353s, 2036	122,226	19,912
IFB Ser. 05-95, Class CI, IO, 6.353s, 2035	268,089	43,511
IFB Ser. 05-84, Class SG, IO, 6.353s, 2035	409,111	66,761
IFB Ser. 06-3, Class SB, IO, 6.353s, 2035	801,931	128,686
IFB Ser. 05-17, Class SA, IO, 6.353s, 2035	738,927	114,837
IFB Ser. 05-104, Class SI, IO, 6.353s, 2033	3,281,441	458,334
IFB Ser. 06-128, Class GS, IO, 6.333s, 2037	565,707	83,627
IFB Ser. 05-73, Class SD, IO, 6.333s, 2035	56,187	10,077
IFB Ser. 06-116, Class LS, IO, 6.303s, 2036	661,638	95,494
IFB Ser. 06-109, Class SH, IO, 6.273s, 2036	170,774	29,065
IFB Ser. 06-104, Class IC, IO, 6.253s, 2036	836,716	132,971
IFB Ser. 06-103, Class SB, IO, 6.253s, 2036	182,374	24,612
IFB Ser. 06-8, Class JH, IO, 6.253s, 2036	580,861	88,488
IFB Ser. 05-122, Class SG, IO, 6.253s, 2035	454,305	68,305
IFB Ser. 05-122, Class SW, IO, 6.253s, 2035	163,187	23,432
IFB Ser. 06-60, Class YI, IO, 6.223s, 2036	405,485	70,810
IFB Ser. 09-12, Class AI, IO, 6.153s, 2037	611,975	86,772
IFB Ser. 07-15, Class NI, IO, 6.153s, 2022	202,209	25,021

4 Putnam VT American Government Income Fund

MORTGAGE-BACKED SECURITIES (17.7%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 09-70, Class SI, IO, 6.103s, 2036	$863,857	$94,117
IFB Ser. 07-30, Class LI, IO, 6.093s, 2037	202,284	27,231
IFB Ser. 07-30, Class OI, IO, 6.093s, 2037	364,052	51,888
IFB Ser. 07-89, Class SA, IO, 6.083s, 2037	313,324	39,165
IFB Ser. 07-54, Class IA, IO, 6.063s, 2037	173,289	24,115
IFB Ser. 07-54, Class IB, IO, 6.063s, 2037	619,253	86,175
IFB Ser. 07-54, Class IC, IO, 6.063s, 2037	173,289	24,115
IFB Ser. 07-54, Class ID, IO, 6.063s, 2037	173,289	24,115
IFB Ser. 07-54, Class IF, IO, 6.063s, 2037	258,022	34,528
IFB Ser. 06-115, Class JI, IO, 6.033s, 2036	406,815	55,770
IFB Ser. 06-123, Class LI, IO, 5.973s, 2037	269,532	35,535
IFB Ser. 10-2, Class SD, IO, 5.953s, 2040	329,571	37,412
IFB Ser. 07-81, Class IS, IO, 5.953s, 2037	221,036	28,125
IFB Ser. 08-11, Class SC, IO, 5.933s, 2038	78,262	10,187
IFB Ser. 10-2, Class MS, IO, 5.903s, 2050	367,245	38,416
IFB Ser. 05-74, Class NI, IO, 5.818s, 2035 F	1,187,974	174,525
IFB Ser. 07-39, Class AI, IO, 5.773s, 2037	293,535	35,588
IFB Ser. 07-32, Class SD, IO, 5.763s, 2037	718,570	99,561
IFB Ser. 07-30, Class UI, IO, 5.753s, 2037	174,570	23,390
IFB Ser. 07-32, Class SC, IO, 5.753s, 2037	278,629	36,663
IFB Ser. 07-1, Class CI, IO, 5.753s, 2037	192,604	25,496
IFB Ser. 09-12, Class DI, IO, 5.683s, 2037	353,205	46,404
Ser. 06-W2, Class 1AS, IO, 5.663s, 2036	407,486	43,295
IFB Ser. 09-3, Class SE, IO, 5.153s, 2037	217,538	23,377
Ser. 03-W12, Class 1IO2, IO, 1.985s, 2043	741,746	55,840
FRB Ser. 03-W8, Class 3F2, 0.697s, 2042	16,889	14,954
Ser. 03-W6, Class 51, IO, 0.66s, 2042	975,129	21,451
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	6,108,468	140,715
FRB Ser. 07-95, Class A3, 0.597s, 2036	2,308,000	2,090,194
Ser. 03-W10, Class 1A, IO, 0.495s, 2043	5,119,330	95,475
Ser. 08-65, Class TF, zero %, 2038	6,796	6,317
Ser. 08-53, Class DO, PO, zero %, 2038	123,926	104,299
Ser. 07-44, Class CO, PO, zero %, 2037	120,172	107,621
Ser. 04-61, Class CO, PO, zero %, 2031	174,528	171,550
Ser. 1988-12, Class B, zero %, 2018	3,106	2,761
FRB Ser. 06-115, Class SN, zero %, 2036	101,999	99,681
FRB Ser. 05-45, Class FG, zero %, 2035	46,284	42,794

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities IFB Ser. T-56,
Class 2ASI, IO, 7.753s, 2043	107,721	24,389

Freddie Mac
IFB Ser. 3408, Class EK, 24.386s, 2037	71,656	104,450
IFB Ser. 2976, Class KL, 23.101s, 2035	150,456	220,855
IFB Ser. 2979, Class AS, 22.991s, 2034	107,218	150,189
IFB Ser. 3065, Class DC, 18.811s, 2035	689,414	958,127
IFB Ser. 3105, Class SI, IO, 18.701s, 2036	78,127	38,865
IFB Ser. 3031, Class BS, 15.851s, 2035	208,289	275,603
IFB Ser. 3184, Class SP, IO, 7s, 2033	211,685	23,856
IFB Ser. 3110, Class SP, IO, 6.95s, 2035	372,152	68,193
IFB Ser. 3156, Class PS, IO, 6.9s, 2036	232,146	40,475
IFB Ser. 3149, Class LS, IO, 6.85s, 2036	1,315,330	256,871
IFB Ser. 2882, Class NS, IO, 6.85s, 2034	178,911	23,337
IFB Ser. 3151, Class SI, IO, 6.8s, 2036	1,719,315	324,437
IFB Ser. 3149, Class SE, IO, 6.8s, 2036	177,836	32,023
IFB Ser. 3157, Class SA, IO, 6.8s, 2036	467,772	86,496
IFB Ser. 2752, Class XS, IO, 6.8s, 2030	2,338,299	182,949
IFB Ser. 3203, Class SH, IO, 6.79s, 2036	472,994	77,773
IFB Ser. 2835, Class AI, IO, 6 3/4s, 2034	98,268	16,414
IFB Ser. 2828, Class TI, IO, 6.7s, 2030	331,431	43,526
IFB Ser. 3410, Class SD, IO, 6.65s, 2038	982,364	145,666
IFB Ser. 3042, Class SP, IO, 6.4s, 2035	589,515	93,825

MORTGAGE-BACKED SECURITIES (17.7%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3249, Class SI, IO, 6.4s, 2036	$72,091	$12,265
IFB Ser. 3316, Class SA, IO, 6.38s, 2037	196,461	28,657
IFB Ser. 3287, Class SE, IO, 6.35s, 2037	403,691	58,285
IFB Ser. 3122, Class DS, IO, 6.35s, 2036	452,199	71,758
IFB Ser. 3123, Class LI, IO, 6.35s, 2036	231,282	39,697
IFB Ser. 2935, Class SX, IO, 6.35s, 2035	1,686,336	182,310
IFB Ser. 2950, Class SM, IO, 6.35s, 2016	74,229	10,132
IFB Ser. 3256, Class S, IO, 6.34s, 2036	229,062	35,488
IFB Ser. 3031, Class BI, IO, 6.34s, 2035	145,498	25,130
IFB Ser. 3249, Class SM, IO, 6.3s, 2036	62,671	9,034
IFB Ser. 3240, Class SM, IO, 6.3s, 2036	212,389	28,105
IFB Ser. 3147, Class SD, IO, 6.3s, 2036	459,111	66,558
IFB Ser. 3067, Class SI, IO, 6.3s, 2035	704,848	115,651
IFB Ser. 3128, Class JI, IO, 6.28s, 2036	238,745	37,086
IFB Ser. 3240, Class S, IO, 6.27s, 2036	435,895	60,781
IFB Ser. 3065, Class DI, IO, 6.27s, 2035	108,223	18,143
IFB Ser. 3145, Class GI, IO, 6 1/4s, 2036	207,971	33,435
IFB Ser. 3114, Class GI, IO, 6 1/4s, 2036	151,600	25,982
IFB Ser. 3485, Class SI, IO, 6.2s, 2036	290,028	45,314
IFB Ser. 3153, Class QI, IO, 6.2s, 2036	742,901	128,715
IFB Ser. 3171, Class PS, IO, 6.135s, 2036	224,464	31,698
IFB Ser. 3171, Class ST, IO, 6.135s, 2036	390,220	54,570
IFB Ser. 3510, Class CI, IO, 6.13s, 2037	1,957,891	268,035
IFB Ser. 3152, Class SY, IO, 6.13s, 2036	236,477	35,781
IFB Ser. 3181, Class PS, IO, 6.12s, 2036	153,239	23,674
IFB Ser. 3284, Class LI, IO, 6.09s, 2037	242,805	32,718
IFB Ser. 3281, Class AI, IO, 6.08s, 2037	291,106	39,570
IFB Ser. 3012, Class UI, IO, 6.07s, 2035	245,220	40,268
IFB Ser. 3311, Class IA, IO, 6.06s, 2037	244,774	33,282
IFB Ser. 3311, Class IB, IO, 6.06s, 2037	244,774	33,282
IFB Ser. 3311, Class IC, IO, 6.06s, 2037	244,774	33,282
IFB Ser. 3311, Class ID, IO, 6.06s, 2037	244,774	33,282
IFB Ser. 3311, Class IE, IO, 6.06s, 2037	348,480	47,383
IFB Ser. 3510, Class AS, IO, 6.06s, 2037	327,526	46,938
IFB Ser. 3265, Class SC, IO, 6.06s, 2037	190,302	24,284
IFB Ser. 3240, Class GS, IO, 6.03s, 2036	1,144,432	151,466
IFB Ser. 3257, Class SI, IO, 5.97s, 2036	127,452	17,900
IFB Ser. 3242, Class SD, IO, 5.94s, 2036	4,159,033	445,932
IFB Ser. 3225, Class EY, IO, 5.94s, 2036	841,637	102,739
IFB Ser. 3225, Class JY, IO, 5.94s, 2036	549,587	71,386
IFB Ser. 3502, Class DS, IO, 5.8s, 2039	169,447	23,584
IFB Ser. 3339, Class TI, IO, 5.79s, 2037	265,418	33,355
IFB Ser. 3284, Class CI, IO, 5.77s, 2037	431,706	54,632
IFB Ser. 3476, Class S, IO, 5 3/4s, 2038	5,047,156	394,031
IFB Ser. 3012, Class IG, IO, 5.73s, 2035	949,575	149,206
IFB Ser. 3309, Class SG, IO, 5.72s, 2037	298,252	34,812
IFB Ser. 3510, Class BI, IO, 5.68s, 2037	418,579	53,892
IFB Ser. 3607, Class SA, IO, 4.896s, 2036	770,000	109,671
Ser. 3327, Class IF, IO, zero %, 2037	49,485	1,268
Ser. 3439, Class AO, PO, zero %, 2037	38,768	37,345
Ser. 3300, PO, zero %, 2037	52,972	47,769
Ser. 3046, PO, zero %, 2035	32,031	30,376
Ser. 3008, PO, zero %, 2034	23,018	23,004
Ser. 2684, PO, zero %, 2033	107,000	93,665
FRB Ser. 3349, Class DO, zero %, 2037	21,529	21,327
FRB Ser. 3274, Class TX, zero %, 2037	71,587	65,368
FRB Ser. 3326, Class YF, zero %, 2037 F	11,158	10,951
FRB Ser. 3261, Class KF, zero %, 2037	43,594	42,722
FRB Ser. 3238, Class LK, zero %, 2036	148,985	141,768
FRB Ser. 3231, Class X, zero %, 2036	4,043	4,015
FRB Ser. 3129, Class TF, zero %, 2036	64,983	59,825

Putnam VT American Government Income Fund 5

MORTGAGE-BACKED SECURITIES (17.7%)* cont.	Principal amount	Value

Freddie Mac
FRB Ser. 3047, Class BD, zero %, 2035	$23,463	$22,136
FRB Ser. 3326, Class WF, zero %, 2035 F	66,546	64,678
FRB Ser. 3030, Class CF, zero %, 2035	45,928	35,887
FRB Ser. 3251, Class TP, zero %, 2035	21,330	20,831
FRB Ser. 2963, Class TW, zero %, 2035	4,509	4,480
FRB Ser. 3006, Class TE, zero %, 2034	7,985	7,863

Government National Mortgage Association
IFB Ser. 10-14, Class SA, IO, 7.653s, 2032	1,886,847	293,744
IFB Ser. 08-47, Class S, IO, 7.35s, 2038	182,403	23,790
IFB Ser. 05-68, Class SN, IO, 6.85s, 2034	61,446	7,441
IFB Ser. 06-16, Class GS, IO, 6.643s, 2036	39,248	4,885
IFB Ser. 10-14, Class SB, IO, 6.453s, 2035	772,211	109,870
IFB Ser. 09-106, Class XL, IO, 6.403s, 2037	171,575	18,383
IFB Ser. 04-104, Class IS, IO, 6.403s, 2034	58,065	6,757
IFB Ser. 07-53, Class SY, IO, 6.388s, 2037	148,774	15,462
IFB Ser. 07-37, Class SU, IO, 6.34s, 2037	86,626	11,497
IFB Ser. 07-37, Class YS, IO, 6.32s, 2037	67,293	8,435
IFB Ser. 07-16, Class KU, IO, 6.303s, 2037	1,426,678	179,105
IFB Ser. 07-16, Class PU, IO, 6.303s, 2037	1,139,160	136,471
IFB Ser. 09-106, Class LP, IO, 6.263s, 2036	245,932	27,318
IFB Ser. 09-87, Class SK, IO, 6.253s, 2032	191,985	18,406
IFB Ser. 08-6, Class TI, IO, 6 1/4s, 2032	112,303	9,375
IFB Ser. 06-34, Class PS, IO, 6.243s, 2036	975,766	107,344
IFB Ser. 06-26, Class S, IO, 6.153s, 2036	300,019	30,337
IFB Ser. 09-10, Class ST, IO, 6.1s, 2034	1,617,461	169,150
IFB Ser. 09-35, Class SP, IO, 6.05s, 2037	758,969	88,594
IFB Ser. 06-16, Class SX, IO, 5.943s, 2036	95,319	10,514
IFB Ser. 09-106, Class SD, IO, 5.903s, 2036	789,755	85,933
IFB Ser. 04-83, Class CS, IO, 5.733s, 2034	138,231	16,145
IFB Ser. 09-106, Class ST, IO, 5.653s, 2038	467,553	48,976
IFB Ser. 10-14, Class SC, IO, 4.446s, 2035	2,940,949	413,203
IFB Ser. 09-87, Class WT, IO, 0.178s, 2035	1,748,118	5,402
IFB Ser. 09-106, Class WT, IO, 0.149s, 2037	934,099	2,970
Ser. 06-36, Class OD, PO, zero %, 2036	19,759	18,401
FRB Ser. 07-73, Class KM, zero %, 2037	348,821	323,638
FRB Ser. 07-35, Class UF, zero %, 2037	17,443	17,219

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	60,638	57,345
Ser. 05-RP3, Class 1A3, 8s, 2035	208,653	183,615
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	271,895	239,268
FRB Ser. 05-RP2, Class 1AF, 0.697s, 2035	2,203,464	1,784,806

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.949s, 2035	561,433	78,813
Ser. 06-RP2, Class 1AS1, IO, 5.688s, 2036	2,179,965	256,146
Ser. 05-RP2, Class 1AS, IO, 5.475s, 2035	2,203,062	258,171
FRB Ser. 06-RP2, Class 1AF1, 0.747s, 2036	2,179,965	1,743,972
FRB Ser. 05-RP3, Class 1AF, 0.697s, 2035	184,212	149,211
FRB Ser. 05-RP1, Class 1AF, 0.697s, 2035	345,152	283,025

MASTR Reperforming Loan Trust 144A FRB Ser. 05-2,
Class 1A1F, 0.697s, 2035	46,517	36,749

Nomura Asset Acceptance Corp. 144A Ser. 04-R2,
Class A2, 7s, 2034	129,138	117,515

Structured Asset Securities Corp. Ser. 07-4,
Class 1A4, IO, 1s, 2037	4,513,277	163,491

Total mortgage-backed securities (cost $21,910,381)		$27,318,880

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.3%)*	strike price	amount	Value

Option on an interest rate swap
with Barclays Bank PLC for the
right to receive a fixed rate
of 3.74 versus the three month
USD-LIBOR-BBA maturing
November 10, 2020.	Nov-10/3.74	$8,903,300	$502,591

Option on an interest rate swap
with Barclays Bank PLC for the
right to pay a fixed rate of 3.74
versus the three month
USD-LIBOR-BBA maturing
November 10, 2020.	Nov-10/3.74	8,903,300	50,660

Option on an interest rate swap
with Barclays Bank PLC for the
right to receive a fixed rate
of 3.7375% versus the three
month USD-LIBOR-BBA
maturing March 9, 2021.	Mar-11/3.7375	6,218,200	340,011

Option on an interest rate swap
with Barclays Bank PLC for the
right to receive a fixed rate
of 3.95% versus the three month
USD-LIBOR-BBA maturing
September 21, 2020.	Sep-10/3.95	4,842,700	363,541

Option on an interest rate swap
with Barclays Bank PLC for the
right to pay a fixed rate of
3.95% versus the three month
USD-LIBOR-BBA maturing
September 21, 2020.	Sep-10/3.95	4,842,700	4,552

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 3.665% versus the three month
USD-LIBOR-BBA maturing
March 8, 2021.	Mar-11/3.665	6,218,200	312,091

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 3.995% versus the three month
USD-LIBOR-BBA maturing
September 20, 2020.	Sep-10/3.995	3,680,500	290,207

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 3.965% versus the three month
USD-LIBOR-BBA maturing
September 20, 2020.	Sep-10/3.965	2,453,700	187,242

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate of
3.995% versus the three month
USD-LIBOR-BBA maturing
September 20, 2020.	Sep-10/3.995	3,680,500	2,834

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed
rate of 3.965% versus the three
month USD-LIBOR-BBA maturing
September 20, 2020.	Sep-10/3.965	2,453,700	2,112

Total purchased options outstanding (cost $1,240,363)			$2,055,841

6 Putnam VT American Government Income Fund

SHORT-TERM INVESTMENTS (17.6%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.11% [e]	289,527	$289,527

Interest in $300,000,000 joint tri-party
repurchase agreement dated June 30, 2010
with Citigroup Global Markets, Inc. due
July 1, 2010 — maturity value of $9,500,021 for
an effective yield of 0.08% (collateralized by
various mortgage backed securities with coupon
rates ranging from 2.668% to 6.68% and due dates
ranging from February 15, 2024 to October 15,
2040, valued at $306,000,000)	$9,500,000	9,500,000

Fannie Mae Discount Notes, for an effective yield
of 0.25%, October 1, 2010 ##	5,000,000	4,996,805

U.S. Treasury Bills, for effective yields ranging
from 0.26% to 0.29%, March 10, 2011 # ##	1,796,000	1,792,045

U.S. Treasury Bills, for effective yields ranging
from 0.22% to 0.26%, December 16, 2010 # ##	2,662,000	2,658,678

U.S. Treasury Bills, for an effective yield
of 0.33%, November 18, 2010 # ##	945,000	943,541

U.S. Treasury Bills, for an effective yield
of 0.13%, July 29, 2010	4,000,000	3,999,582

U.S. Treasury Bills, for effective yields ranging
from 0.24% to 0.25%, July 15, 2010 # ##	3,020,000	3,019,709

Total short-term investments (cost $27,200,903)		$27,199,887

Total investments (cost $172,541,937)		$185,098,706

Key to holding’s abbreviations

FRB	Floating Rate Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2010 through June 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $154,584,220.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

##These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $101,146,157 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

FUTURES CONTRACTS
OUTSTANDING				Unrealized
at 6/30/10	Number of		Expiration	appreciation/
(Unaudited)	contracts	Value	date	(depreciation)

U.S. Treasury Bond 20 yr (Long)	90	$11,475,000	Sep-10	$334,659

U.S. Treasury Bond 30 yr (Long)	95	12,902,188	Sep-10	392,794

U.S. Treasury Note 2 yr (Short)	95	20,788,672	Sep-10	(77,293)

U.S. Treasury Note 5 yr (Short)	2	236,703	Sep-10	88

U.S. Treasury Note 10 yr (Long)	119	14,583,078	Sep-10	261,531

Total				$911,779

WRITTEN OPTIONS OUTSTANDING
at 6/30/10 (premiums received	Contract	Expiration date/
$11,548,983) (Unaudited)	amount	strike price	Value

Option on an interest rate swap
with Bank of America, N.A. for the
obligation to receive a fixed rate of
4.475% versus the three month USD-
LIBOR-BBA maturing August 19, 2021.	$4,542,000	Aug-11/4.475	$55,549

Option on an interest rate swap
with Bank of America, N.A. for the
obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-
BBA maturing August 19, 2021.	4,542,000	Aug-11/4.475	449,658

Option on an interest rate swap
with Bank of America, N.A. for the
obligation to receive a fixed rate of
4.55% versus the three month USD-
LIBOR-BBA maturing August 17, 2021.	5,018,000	Aug-11/4.55	55,449

Option on an interest rate swap
with Bank of America, N.A. for the
obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-
BBA maturing August 17, 2021.	5,018,000	Aug-11/4.55	523,879

Option on an interest rate swap
with Bank of America, N.A. for the
obligation to receive a fixed rate of
4.765% versus the three month USD-
LIBOR-BBA maturing August 16, 2021.	4,214,000	Aug-11/4.765	35,271

Option on an interest rate swap
with Bank of America, N.A. for the
obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-
BBA maturing August 16, 2021.	4,214,000	Aug-11/4.765	506,144

Option on an interest rate swap
with Bank of America, N.A. for the
obligation to receive a fixed rate of
4.70% versus the three month USD-
LIBOR-BBA maturing August 8, 2021.	3,603,000	Aug-11/4.7	31,526

Option on an interest rate swap
with Bank of America, N.A. for the
obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-
BBA maturing August 8, 2021.	3,603,000	Aug-11/4.7	417,011

Option on an interest rate swap with
Barclays Bank PLC for the obligation
to pay a fixed rate of 4.02% versus
the three month USD-LIBOR-BBA
maturing September 28, 2020.	2,023,100	Sep-10/4.02	162,819

Putnam VT American Government Income Fund 7

WRITTEN OPTIONS OUTSTANDING
at 6/30/10 (premiums received	Contract	Expiration date/
$11,548,983) (Unaudited) cont.	amount	strike price	Value

Option on an interest rate swap with
Barclays Bank PLC for the obligation
to receive a fixed rate of 5.36% versus
the three month USD-LIBOR-BBA
maturing February 13, 2025.	$1,515,500	Feb-15/5.36	$56,846

Option on an interest rate swap with
Barclays Bank PLC for the obligation
to pay a fixed rate of 5.36% versus
the three month USD-LIBOR-BBA
maturing February 13, 2025.	1,515,500	Feb-15/5.36	177,071

Option on an interest rate swap with
Barclays Bank PLC for the obligation
to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-
BBA maturing March 9, 2021.	6,218,200	Mar-11/4.7375	16,851

Option on an interest rate swap with
Barclays Bank PLC for the obligation
to receive a fixed rate of 4.02% versus
the three month USD-LIBOR-BBA
maturing September 28, 2020.	2,023,100	Sep-10/4.02	1,841

Option on an interest rate swap with
Citibank, N.A. for the obligation to pay
a fixed rate of 4.49% versus the three
month USD-LIBOR-BBA maturing
August 17, 2021.	10,036,000	Aug-11/4.49	1,005,005

Option on an interest rate swap with
Citibank, N.A. for the obligation to
receive a fixed rate of 4.49% versus
the three month USD-LIBOR-BBA
maturing August 17, 2021.	10,036,000	Aug-11/4.49	119,428

Option on an interest rate swap with
Citibank, N.A. for the obligation to
receive a fixed rate of 4.5475% versus
the three month USD-LIBOR-BBA
maturing July 26, 2021.	3,031,000	Jul-11/4.5475	29,855

Option on an interest rate swap with
Citibank, N.A. for the obligation to
receive a fixed rate of 4.52% versus
the three month USD-LIBOR-BBA
maturing July 26, 2021.	6,062,000	Jul-11/4.52	61,893

Option on an interest rate swap with
Citibank, N.A. for the obligation to
pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA
maturing July 26, 2021.	3,031,000	Jul-11/4.5475	319,831

Option on an interest rate swap with
Citibank, N.A. for the obligation to pay
a fixed rate of 4.52% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	6,062,000	Jul-11/4.52	627,599

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.525%
versus the three month USD-LIBOR-
BBA maturing July 26, 2021.	6,464,000	Jul-11/4.525	668,920

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.745% versus the three month USD-
LIBOR-BBA maturing July 27, 2021.	9,696,000	Jul-11/4.745	74,343

WRITTEN OPTIONS OUTSTANDING
at 6/30/10 (premiums received	Contract	Expiration date/
$11,548,983) (Unaudited) cont.	amount	strike price	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-
BBA maturing July 27, 2021.	$9,696,000	Jul-11/4.745	$1,160,094

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.525% versus the three month USD-
LIBOR-BBA maturing July 26, 2021.	6,464,000	Jul-11/4.525	65,610

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.46% versus the three month USD-
LIBOR-BBA maturing July 26, 2021.	6,464,000	Jul-11/4.46	71,298

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-
BBA maturing July 26, 2021.	6,464,000	Jul-11/4.46	638,886

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.27% versus the three month
USD-LIBOR-BBA maturing
February 12, 2025.	3,504,360	Feb-15/5.27	136,851

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-
BBA maturing February 12, 2025.	3,504,360	Feb-15/5.27	390,320

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.32%
versus the three month USD-LIBOR-
BBA maturing January 09, 2022.	28,847,000	Jan-12/5.32	4,406,091

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.665% versus the three month USD-
LIBOR-BBA maturing March 8, 2021.	6,218,200	Mar-11/4.665	18,841

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.02% versus the three month
USD-LIBOR-BBA maturing
October 14, 2020.	6,668,400	Oct-10/4.02	10,136

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-
BBA maturing October 14, 2020.	6,668,400	Oct-10/4.02	529,738

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.32% versus the three month USD-
LIBOR-BBA maturing January 9, 2022.	28,847,000	Jan-12/5.32	231,272

Total			$13,055,926

TBA SALE COMMITMENTS OUTSTANDING
at 6/30/10 (proceeds receivable	Principal	Settlement
$31,598,438) (Unaudited)	amount	date	Value

GNMA, 5s, July 1, 2040	$30,000,000	7/21/10	$31,879,686

Total			$31,879,686

8 Putnam VT American Government Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/10 (Unaudited)

			Upfront				Unrealized
Swap	Notional		premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$54,289,800		$(10,408)	6/4/12	1.24%	3 month USD-LIBOR-BBA	$(333,806)

Barclays Bank PLC
	3,855,300	E	—	3/9/21	4.2375%	3 month USD-LIBOR-BBA	(317,330)

	44,639,300		(93,872)	6/29/16	3 month USD-LIBOR-BBA	2.5%	318,113

	29,997,600		161,173	6/29/40	3.9%	3 month USD-LIBOR-BBA	(907,251)

Citibank, N.A.
	35,467,300		17,131	6/28/20	3 month USD-LIBOR-BBA	3.17%	512,942

	67,657,500		(18,320)	6/28/14	1.81%	3 month USD-LIBOR-BBA	(254,178)

Credit Suisse International
	11,637,200		(65,781)	2/22/40	4.58%	3 month USD-LIBOR-BBA	(2,117,195)

	44,723,000		(12,434)	5/19/16	3 month USD-LIBOR-BBA	2.75%	1,205,324

Deutsche Bank AG
	45,122,200		(31,974)	3/16/14	2.25%	3 month USD-LIBOR-BBA	(1,353,997)

	5,642,000		—	10/5/21	3 month USD-LIBOR-BBA	3.52057%	246,138

Goldman Sachs International
	2,587,400		912	5/12/13	1.64%	3 month USD-LIBOR-BBA	(29,094)

	32,620,400		34,856	5/12/15	2.52%	3 month USD-LIBOR-BBA	(833,660)

	41,261,600		(15,736)	6/9/12	1.19%	3 month USD-LIBOR-BBA	(213,650)

	32,201,700		(75,447)	6/16/15	2.33%	3 month USD-LIBOR-BBA	(537,447)

	43,167,700		76,924	7/2/20	3 month USD-LIBOR-BBA	3.02%	—

JPMorgan Chase Bank, N.A.
	3,855,300	E	—	3/8/21	4.165%	3 month USD-LIBOR-BBA	(293,543)

	13,758,000		—	7/16/10	3 month USD-LIBOR-BBA	3.384%	219,533

	5,035,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	86,290

	3,200,000		—	7/1/40	3 month USD-LIBOR-BBA	3.745%	17,146

Total							$(4,585,665)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/10 (Unaudited)

		Upfront				Unrealized
Swap	Notional	premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC
	$43,829	$—	1/12/40	(4.00%)1 month USD-LIBOR	Synthetic TRS Index 4.00%	$432
					30 year Fannie Mae pools

	86,836	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	(1,585)
					30 year Fannie Mae pools)

	42,275	—	1/12/40	(5.00%)1 month USD-LIBOR	Synthetic TRS Index 5.00%	999
					30 year Fannie Mae pools

	4,175,485	(30,661)	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	43,569
					30 year Fannie Mae pools

	4,165,931	14,669	1/12/39	(5.50%)1 month USD-LIBOR	Synthetic TRS Index 5.50%	(51,568)
					30 year Fannie Mae pools

	4,165,931	23,781	1/12/39	(5.50%)1 month USD-LIBOR	Synthetic TRS Index 5.50%	(44,365)
					30 year Fannie Mae pools

	4,175,485	(36,533)	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	39,958
					30 year Fannie Mae pools

	1,872,609	30,001	1/12/39	(5.50%)1 month USD-LIBOR	Synthetic TRS Index 5.50%	(1,490)
					30 year Fannie Mae pools

Deutsche Bank AG
	43,829	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(432)
					30 year Fannie Mae pools

	86,836	—	1/12/40	(4.50%)1 month USD-LIBOR	Synthetic TRS Index 4.50%	1,585
					30 year Fannie Mae pools

	42,275	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00%	(999)
					30 year Fannie Mae pools

Total						$(13,896)

Putnam VT American Government Income Fund 9

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$27,144,355	$174,525

Purchased options outstanding	—	2,055,841	—

U.S. Government and agency mortgage obligations	—	70,970,044	—

U.S. Treasury Obligations	—	57,554,054	—

Short-term investments	289,527	26,910,360	—

Totals by level	$289,527	$184,634,654	$174,525

	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$911,779	$—	$—

Written options	—	(13,055,926)	—

TBA sale commitments	—	(31,879,686)	—

Interest rate swap contracts	—	(4,552,689)	—

Total return swap contracts	—	(15,153)	—

Totals by level	$911,779	$(49,503,454)	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT American Government Income Fund

Statement of assets and liabilities
6/30/10 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $172,252,410)	$184,809,179

Affiliated issuers (identified cost $289,527) (Note 6)	289,527

Cash	310,574

Dividends, interest and other receivables	1,226,970

Receivable for shares of the fund sold	92,020

Receivable for investments sold	4,067,436

Receivable for sales of delayed delivery securities (Note 1)	31,695,815

Unrealized appreciation on swap contracts (Note 1)	2,692,029

Receivable for variation margin (Note 1)	110,439

Premium paid on swap contracts (Note 1)	391,166

Total assets	225,685,155

Liabilities

Payable for investments purchased	2,234,282

Payable for purchases of delayed delivery securities (Note 1)	13,636,965

Payable for shares of the fund repurchased	387,849

Payable for compensation of Manager (Note 2)	51,347

Payable for investor servicing fees (Note 2)	12,876

Payable for custodian fees (Note 2)	16,849

Payable for Trustee compensation and expenses (Note 2)	53,315

Payable for administrative services (Note 2)	501

Payable for distribution fees (Note 2)	11,674

Written options outstanding, at value (premiums received $11,548,983)
(Notes 1 and 3)	13,055,926

Premium received on swap contracts (Note 1)	359,447

Unrealized depreciation on swap contracts (Note 1)	7,291,590

TBA sale commitments, at value (proceeds receivable $31,598,438)
(Note 1)	31,879,686

Collateral on certain derivative contracts, at value (Note 1)	2,067,643

Other accrued expenses	40,985

Total liabilities	71,100,935

Net assets	$154,584,220

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$138,902,180

Undistributed net investment income (Note 1)	3,921,935

Accumulated net realized gain on investments (Note 1)	4,679,309

Net unrealized appreciation of investments	7,080,796

Total — Representing net assets applicable to capital
shares outstanding	$154,584,220

Computation of net asset value Class IA

Net assets	$97,912,296

Number of shares outstanding	7,761,667

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.61

Computation of net asset value Class IB

Net assets	$56,671,924

Number of shares outstanding	4,503,021

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.59

Statement of operations
Six months ended 6/30/10 (Unaudited)

Investment income

Interest (including interest income of $13,674 from investments
in affiliated issuers) (Note 6)	$5,021,030

Total investment income	5,021,030

Expenses

Compensation of Manager (Note 2)	311,896

Investor servicing fees (Note 2)	78,073

Custodian fees (Note 2)	17,995

Trustee compensation and expenses (Note 2)	6,063

Administrative services (Note 2)	4,313

Distribution fees — Class IB (Note 2)	72,088

Auditing	28,543

Other	20,473

Total expenses	539,444

Expense reduction (Note 2)	(143)

Interest expense (Note 2)	(23,549)

Net expenses	515,752

Net investment income	4,505,278

Net realized gain on investments (Notes 1 and 3)	8,576,175

Net realized loss on swap contracts (Note 1)	(3,679,488)

Net realized gain on futures contracts (Note 1)	1,762,423

Net realized gain on written options (Notes 1 and 3)	745,658

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, receivable purchase agreements and
TBA sale commitments during the period	(4,664,301)

Net gain on investments	2,740,467

Net increase in net assets resulting from operations	$7,245,745

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 11

Statement of changes in net assets

	Six months ended	Year ended
	6/30/10*	12/31/09

Increase (decrease) in Net assets

Operations:

Net investment income	$4,505,278	$7,466,006

Net realized gain on investments	7,404,768	12,426,116

Net unrealized appreciation (depreciation)
of investments	(4,664,301)	9,290,229

Net increase in Net assets resulting from
operations	7,245,745	29,182,351

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(7,731,223)	(4,131,789)

Class IB	(4,419,268)	(2,437,098)

Increase (decrease) from capital share
transactions (Note 4)	1,113,278	(11,534,110)

Total increase (decrease) in Net assets	(3,791,468)	11,079,354

Net assets:

Beginning of period	158,375,688	147,296,334

End of period (including undistributed
net investment income of $3,921,935 and
$11,567,148, respectively)	$154,584,220	$158,375,688
* Unaudited.

The accompanying notes are an integral part of these financial statements.

12 Putnam VT American Government Income Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of expenses to average net assets, excluding interest expense (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]

Class IA

6/30/10†	$13.07	.38	.21	.59	(1.05)	—	(1.05)	—	$12.61	4.76 *	$97,912	.30 *f	.30 *f	2.94 *	77.12 *

12/31/09	11.27	.60	1.73	2.33	(.53)	—	(.53)	—	13.07	21.35	98,591	.64 [g,h]	.60[g]	4.99 [g]	241.74

12/31/08	11.73	.54	(.46)	.08	(.54)	—	(.54)	—[i,j]	11.27	.54	89,863	.62[g]	.62[g]	4.68 [g]	127.57

12/31/07	11.38	.54	.40 [k]	.94	(.59)	—	(.59)	—	11.73	8.63[k]	76,057	.62[g]	.62[g]	4.76 [g]	153.13

12/31/06	11.50	.45	(.07)	.38	(.50)	—	(.50)	—	11.38	3.51	83,470	.62[g]	.62[g]	4.01[g]	180.25

12/31/05	11.75	.41	(.22)	.19	(.41)	(.03)	(.44)	—	11.50	1.65	107,325	.64 [g]	.64 [g]	3.56 [g]	419.62

Class IB

6/30/10†	$13.02	.36	.23	.59	(1.02)	—	(1.02)	—	$12.59	4.74 *	$56,672	.42 *f	.42 *f	2.82 *	77.12 *

12/31/09	11.23	.57	1.72	2.29	(.50)	—	(.50)	—	13.02	21.00	59,784	.89[g,h]	.85[g]	4.74 [g]	241.74

12/31/08	11.69	.52	(.47)	.05	(.51)	—	(.51)	—[i,j]	11.23	.30	57,434	.87[g]	.87[g]	4.49 [g]	127.57

12/31/07	11.34	.51	.40 [k]	.91	(.56)	—	(.56)	—	11.69	8.36[k]	62,556	.87[g]	.87[g]	4.51[g]	153.13

12/31/06	11.46	.42	(.07)	.35	(.47)	—	(.47)	—	11.34	3.22	65,543	.87[g]	.87[g]	3.74 [g]	180.25

12/31/05	11.71	.38	(.22)	.16	(.38)	(.03)	(.41)	—	11.46	1.35	74,858	.89[g]	.89[g]	3.32[g]	419.62

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Excludes the impact of a current period revision to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.02% of average net assets as of June 30, 2010 (Note 2).

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to Decemeber 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts.(Note 2):

Percentage of average net assets

12/31/09	0.20%

12/31/08	0.21

12/31/07	0.21

12/31/06	0.22

12/31/05	0.17

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.04% of average net assets as of December 31, 2009 (Note 2).

i Amount represents less than $0.01 per share.

j Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008.

k Reflects a non-recurring reimbursement from Putnam Management relating to the misidentification, in 2006, of the characteristics of certain securities in the fund’s portfolio, which amounted to $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 13

Notes to financial statements 6/30/10 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT American Government Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks high current income with preservation of capital as a secondary objective by investing in U.S. Treasury securities and government agency and private mortgage-backed and asset-backed securities. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from January 1, 2010 through June 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security Valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation

14 Putnam VT American Government Income Fund

margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the period. The fund had an average contract amount of approximately $70,200,000 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $8,300,000 on total return swap contracts for the reporting period.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $700,500,000 on interest rate swap contracts for the reporting period.

I) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period the fund had net liability position of $15,567,927 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $14,502,038.

J) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum

Putnam VT American Government Income Fund 15

threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2009, the fund had a capital loss carryover of $3,883,940 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss carryover	Expiration

$2,328,924	12/31/14

75,293	12/31/15

1,479,723	12/31/16

The aggregate identified cost on a tax basis is $173,107,975, resulting in gross unrealized appreciation and depreciation of $12,402,162 and $411,431, respectively, or net unrealized appreciation of $11,990,731.

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

O) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

P) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.0% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.55% of the first $5 billion, 0.50% of the next $5 billion, 0.45% of the next $10 billion, 0.40% of the next $10 billion, 0.35% of the next $50 billion, 0.33% of the next $50 billion, 0.32% of the next $100 billion and 0.315% of any excess thereafter.

Effective August 1, 2009 through June 30, 2011, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective April 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (Agreement) with another registered investment company (the Seller) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $251,354 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offset against the fund’s net payable to LBSF. The fund paid $78,128 (exclusive of the initial payment) to the Seller in accordance with the terms of the Agreements and the fund paid $1,244,060, including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $143 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $109, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

16 Putnam VT American Government Income Fund

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $83,898,063 and $72,035,330, respectively. Purchases and proceeds from sales of long-term U.S. government securities aggregated $64,196,364 and $29,620,515, respectively.

Written option transactions during the reporting period are summarized as  follows:

	Contract amounts	Premiums received

Written options outstanding at
beginning of the reporting period	$209,580,800	$11,241,450

Options opened	26,522,320	1,053,191

Options expired	(20,290,000)	(745,658)

Written options outstanding at
end of the reporting period	$215,813,120	$11,548,983

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Six months ended 6/30/10		Year ended 12/31/09		Six months ended 6/30/10		Year ended 12/31/09

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	442,813	$5,647,625	804,950	$9,815,957	233,388	$2,944,028	596,990	$7,167,873

Shares issued in connection with
reinvestment of distributions	632,152	7,731,223	363,394	4,131,789	361,938	4,419,268	214,722	2,437,098

	1,074,965	13,378,848	1,168,344	13,947,746	595,326	7,363,296	811,712	9,604,971

Shares repurchased	(858,536)	(10,909,226)	(1,595,249)	(19,108,278)	(683,816)	(8,719,640)	(1,334,009)	(15,978,549)

Net increase (decrease)	216,429	$2,469,622	(426,905)	$(5,160,532)	(88,490)	$(1,356,344)	(522,297)	$(6,373,578)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

Asset derivatives			Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Interest rate contracts	Investments, Receivables, Net assets —		Payables, Net assets — Unrealized
	Unrealized appreciation / (depreciation)	$5,893,311*	appreciation / (depreciation)	$20,549,459*

Total		$5,893,311		$20,549,459

*Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$259,568	$1,762,423	$(3,679,488)	$(1,657,497)

Total	$259,568	$1,762,423	$(3,679,488)	$(1,657,497)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(1,156,359)	$2,840,497	$(3,803,173)	$(2,119,035)

Total	$(1,156,359)	$2,840,497	$(3,803,173)	$(2,119,035)

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $13,674 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $27,607,298 and $48,109,429, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including

Putnam VT American Government Income Fund 17

purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

18 Putnam VT American Government Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 94th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 61st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 11th percentile in effective management fees, on a pro forma basis adjusted to reflect

Putnam VT American Government Income Fund 19

the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General U.S. Government Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	Three-year period	Five-year period

2nd	2nd	2nd

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 73, 62 and 55 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory

20 Putnam VT American Government Income Fund

developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Investment Manager	Marketing Services	Trustees
Putnam Investment Management, LLC	Putnam Retail Management	John A. Hill, Chairman
One Post Office Square	One Post Office Square	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	Boston, MA 02109	Ravi Akhoury
Barbara M. Baumann
Investment Sub-Manager	Investor Servicing Agent	Charles B. Curtis
Putnam Investments Limited	Putnam Investor Services, Inc.	Robert J. Darretta
57–59 St James’s Street	Mailing address:	Myra R. Drucker
London, England SW1A 1LD	P.O. Box 8383	Paul L. Joskow
	Boston, MA 02266-8383	Kenneth R. Leibler
	1-800-225-1581	Robert E. Patterson
George Putnam, III
	Custodian	Robert L. Reynolds
	State Street Bank and Trust Company	W. Thomas Stephens
Richard B. Worley
Legal Counsel
Ropes & Gray LLP

Putnam VT American Government Income Fund 21

This report has been prepared for the shareholders	H301
of Putnam VT American Government Income Fund.	262434 8/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: August 27, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 27, 2010